UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 23, 2004

Date of Report (Date of earliest event reported)

HEADWATERS INCORPORATED

(Exact name of Registrant as specified in its charter)

Delaware	0-27808	87-0547337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10653 South River Front Parkway, Suite 300 South Jordan, UT 84095 (Address of principal executive offices) (Zip Code)

(801) 984-9400 (Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding future events and our future results that are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Actual results may vary materially from such expectations. Words such as "expects," "anticipates," "targets," "goals," "projects," "believes," "seeks," "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances, are forward-looking. For a discussion of the factors that could cause actual results to differ from expectations, please see the captions entitled "Forward-looking Statements" and "Risk Factors" in Item 7 of our Form 10-K for the year ended September 30, 2003. There can be no assurance that our results of operations will not be adversely affected by such factors. Unless legally required, we undertake no obligation to revise or update any forward-looking statements for any reason. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report.

Item 7: Financial Statements and Exhibits.

  Exhibits. The following exhibit is furnished pursuant to Item 12 of Form 8-K:

99 Press Release dated January 23, 2004: Results for the quarter ended December 31, 2003.

Item 12: Results of Operations and Financial Condition.

Pursuant to Securities and Exchange Commission Release No. 33-8216 dated March 27, 2003, the following information is being furnished under Item 12 of Form 8-K. The information in this Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of Headwaters, whether made before or after the date hereof, regardless of any general incorporation language in such filing. On January 23, 2004, we issued our December 2003 quarterly earnings press release. A copy of that press release is attached hereto as Exhibit 99.

In the press release, we use the terms "EBITDA" and "current ratio." These financial measures are widely accepted financial indicators used by certain investors and financial analysts to assess and compare financial performance, and EBITDA is an integral part of Headwaters' debt covenants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEADWATERS INCORPORATED

Registrant

Date: January 23, 2004 /s/ Kirk A. Benson

Kirk A. Benson

Chief Executive Officer

(Principal Executive Officer)

Exhibit 99: Press Release dated January 23, 2004: Results for the fiscal quarter ended December 31, 2004.

NEWS BULLETIN RE: Headwaters Incorporated

FROM 10653 S. River Front Parkway, Suite 300

FINANCIAL South Jordan, UT 84095 RELATIONS BOARD (801) 984-9400

NASDAQ: HDWR

FOR FURTHER INFORMATION

AT THE COMPANY: AT FINANCIAL RELATIONS BOARD:

Sharon Madden Tricia Ross

Director of Investor Relations Analyst Contact

(801) 984-9400 (310) 407-6540

FOR IMMEDIATE RELEASE:

January 23, 2004

HEADWATERS INCORPORATED REPORTS 25 PERCENT INCREASE IN NET INCOME FOR FIRST QUARTER

OF FISCAL 2004

  Earnings Per Share of $0.35
  Total Revenue Increased 14%
  Strong Growth in Coal Combustion Products

SOUTH JORDAN, UTAH, January 23, 2004 -- HEADWATERS INCORPORATED (NASDAQ: HDWR), today announced results for its first fiscal 2004 quarter ended December 31, 2003. Highlights for the first quarter of fiscal 2004 included:

  Secondary Stock Offering -- Net Proceeds to Headwaters of $90 Million
  Direct Coal Liquefaction Agreement Payment Received
  Repayment of $60 Million of Long-term Debt
  Internal Revenue Service Issues Additional Private Letter Rulings on Section 29
  Forecasted Earnings per Diluted Share of $1.50 -- $1.60 for Fiscal 2004 Reaffirmed

Total revenue for the December 2003 quarter was $101.5 million, up 14% from $88.7 million reported in the December 2002 quarter. Operating income rose 22% to $22.0 million from $18.0 million in the first quarter of fiscal 2003, due to stronger sales and margin improvement in coal combustion products. Net income increased to $10.1 million or $0.35 earnings per diluted share, compared with $8.1 million or $0.29 earnings per diluted share in the last year's first quarter.

Coal combustion products ("CCP") revenues increased 18% to $45.1 million for the December quarter compared to $38.3 million for 2002. Sales of fly-ash based construction materials of $11.9 million for the December 2003 quarter increased 7% from $11.1 million in the December 2002 quarter.

Chemical reagent sales increased 6% to $30.9 million, compared to $29.1 million in 2002. Covol Fuels' license fees for the December 2003 quarter increased 9% to $9.6 million from $8.8 million in 2002. Other revenues for the December 2003 quarter increased from $1.5 million to $4.0 million and included a fee received from licensing Headwaters Technology Innovation Group's ("HTI") direct coal liquefaction technology to Shenhua Group Corporation, Ltd.

ISG's Performance

During the December 2003 quarter, revenues from ISG's CCP segment were $45.1 million with a gross margin of 28.5% compared to $38.3 million of revenue with a gross margin of 26.9% for the December 2002 quarter. ISG's growth came from increased demand for high quality fly ash products and price increases in certain markets. High quality fly ash product sales for the calendar year 2003 were 5.97 million tons, compared to 5.75 million tons in calendar 2002. During the same period it is estimated that portland cement shipments decreased by 2.2%. Shipments of high quality fly ash products for the December 2003 quarter were 1.41 million tons, compared to 1.29 million tons in the 2002 quarter. In addition to normal recurring operational changes, the December 2003 quarter included benefits realized from the renegotiation of a long-term materials contract, generally improved weather conditions and certain service revenues, as well as an improved construction business environment.

Revenues from the fly ash construction materials segment were $11.9 million during the December 2003 quarter, with a gross margin of 22.7%, compared to revenue of $11.1 million and a gross margin of 22.4% for the December 2002 quarter. Headwaters is following a strategy of consolidating its fly ash construction material business under the name American Construction Materials ("ACM"). We are integrating under ACM the entire block, mortar and stucco operations to develop additional operational and marketing efficiencies.

ISG is a seasonal business. Comparing the December 2002 quarter with its following quarter, March 2003, there was a reduction of $6.4 million in revenue and a reduction in ISG's operating income of $2.4 million in the March 2003 quarter, compared to the December 2002 quarter. It is anticipated that there will be a comparable seasonal impact comparing the actual December 2003 quarter with anticipated results for the upcoming March 2004 quarter.

Covol Fuels' Performance

During the December 2003 quarter, Covol Fuel's licensees sold 9.9 million tons of solid alternative fuel. This compares to 8.4 million tons sold in the December 2002 quarter and 9.4 million tons in the September 2003 quarter, a 17.9% increase and 5.3% increase, respectively. Covol Fuels sold 23.4 million pounds of chemical reagent in the December 2003 quarter, compared to 22.6 million pounds in the December 2002 quarter and 22.5 million pounds in the September 2003 quarter, a 3.5% increase and 4% increase, respectively. The 9.9 million tons of fuel sold was produced at 24 of the 28 licensed facilities, resulting in average quarterly production of 412,500 tons per facility. The highest number of tons produced from any one facility in the quarter was 754,000, and the lowest was 77,000. Covol Fuels sold chemical reagent to a total of 30 facilities. Of the 30 facilities, 19 were licensee facilities and 11 were solely chemical reagent sale facilities.

One of Covol Fuel's licensees is currently unable to utilize the tax credits generated by the synthetic fuel facilities it owns and intends to curtail production in certain facilities until it is able to market the facilities to new owners. These activities could slow or delay Covol Fuels' from returning to peak license fees and chemical reagent sales levels experienced during the June 2003 quarter.

Debt Reduction

During the December 2003 quarter, Headwaters repaid a total of $39.7 million of senior debt, and repaid all $20 million of its outstanding subordinated debt, for a total reduction in debt of approximately $60 million, of which, $50 million was funded with proceeds from the December 2003 public offering. Due to the early debt repayment, Headwaters accelerated the amortization of debt discount and capitalized debt issuance costs totaling $2.6 million during the December 2003 quarter.

The following table highlights certain debt coverage and balance sheet ratios using quarter end balances and the trailing twelve months ("TTM") earnings before net interest expense,

taxes, depreciation and amortization ("EBITDA"), results:

Sept. 2002 Dec. 2002 Sept. 2003 Dec. 2003

Total Indebtedness to EBITDAa 2.52 2.19 1.53 0.81

EBITDA to Required Interest Paymentsa 5.31 6.16 7.73 17.47

Current Ratioa 1.24 1.28 1.19 2.22

Total Debt to Equitya 1.78 1.54 0.96 0.31

aSee "Reconciliation of Net Income to EBITDA," "Total long-term debt, before amortized debt discount," and "Current Ratio" calculations.

Commentary and Outlook

Steven G. Stewart, Headwaters' Chief Financial Officer, stated, "We are pleased with the financial results of the December quarter. The stronger revenues and margins give us further confidence in our earnings forecast of $1.50 -- $1.60 per diluted share for fiscal 2004, an increase of 15% to 23% over fiscal 2003 diluted earnings per share. This guidance does not include approximately $20 million held in escrow for Headwaters' benefit by one of its licensees, which will positively impact future revenues when received. Cash flow from operations continues to be strong. Combined with the proceeds from the recent equity offering, we were able to repay $60 million of long-term debt during the quarter and $85 million of long-term debt was repaid over the last twelve months. At December 31, 2003 Headwaters' liquidity remains strong with over $56 million of cash on hand."

Kirk A. Benson, Chairman and Chief Executive Officer, commented, "ISG's strong performance helped us to achieve a record December quarter and a great start to 2004. We look forward to a strong year in our fly ash business. The Company continues to make progress with its new products and the Shenhua payment for our direct coal liquefaction technology helps to validate what we are doing with our catalyst development activities."

Management will host a conference call with a simultaneous webcast today at 11:00 a.m. Eastern/9:00 a.m. Mountain to discuss the Company's financial results and business outlook. The call will be available live via the Internet by accessing Headwaters' web site at www.hdwtrs.com and clicking on the Investor Relations section. To listen to the live broadcast, please go to the web site at least fifteen minutes early to register, download, and install any necessary audio software. For those who cannot listen to the live broadcast, an online replay will be available for 90 days on www.hdwtrs.com, or a phone replay will be available through January 30, 2004, by dialing 800-642-1687 or 706-645-9291 and entering the pass code 5011314.

About Headwaters Incorporated

Headwaters Incorporated is a world leader in creating value through innovative advancements in the utilization of natural resources. The Company is focused on providing services to energy companies, conversion of fossil fuels into alternative energy products, and generally adding value to energy. Headwaters generates revenue from managing coal combustion products (CCPs) and from licensing its innovative chemical technology to produce an alternative fuel. Through its CCP business and its solid alternative fuels business, the Company earns a growing revenue stream that provides the capital needed to expand and acquire synergistic new business opportunities.

Forward Looking Statements

Certain statements contained in this report are forward-looking statements within the meaning of federal securities laws and Headwaters intends that such forward-looking statements be subject to the safe-harbor created thereby.

Forward-looking statements include Headwaters' expectations as to the managing and marketing of coal combustion products, operation of facilities utilizing alternative fuel technologies, the marketing of synthetic fuels, the receipt of licensing fees, royalties, and product sales revenues, the development, commercialization, and financing of new technologies and other strategic business opportunities and acquisitions, and other information about Headwaters. Such statements that are not purely historical by nature, including those statements regarding Headwaters' future business plans, the operation of facilities, the availability of tax credits, the availability of feedstocks, and the marketability of the coal combustion products and synthetic fuel, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding future events and our future results that are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Actual results may vary materially from such expectations. Words such as "expects," "anticipates," "targets," "goals," "projects," "believes," "seeks," "estimates," variations of such words, and similar expressions are intended to identify such forward-looking statements. Any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances, are forward-looking.

In addition to matters affecting the coal combustion products and synthetic fuel industries or the economy generally, factors which could cause actual results to differ from expectations stated in forward-looking statements include, among others, the factors described in the captions entitled "Forward-looking Statements" and "Risk Factors" in Item 7 in Headwaters' Annual Report on Form 10-K for the fiscal year ended September 30, 2003, Quarterly Reports on Form 10-Q, and other periodic filings and prospectuses.

Although Headwaters believes that its expectations are based on reasonable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that our results of operations will not be adversely affected by such factors. Unless legally required, we undertake no obligation to revise or update any forward-looking statements for any reason. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report.

Our internet address is www.hdwtrs.com. There we make available, free of charge, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and any amendments to those reports, as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. Our reports can be accessed through the investor relations section of our web site.

HEADWATERS INCORPORATED

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

(thousands of dollars and shares, except per-share amounts)

Quarter ended December 31,

2002   2003

Revenue:

Sales of chemical reagents $29,068 $30,881

License fees 8,778 9,555

Coal combustion products revenues 38,286 45,100

Sales of construction materials 11,084 11,933

Other revenues 1,493   4,000

Total revenue 88,709   101,469

Operating costs and expenses:

Cost of chemical reagents sold 19,011 21,261

Cost of coal combustion products revenues 27,996 32,245

Cost of construction materials sold 8,605 9,227

Cost of other revenues 998 65

Depreciation and amortization 3,084 3,267

Research and development 1,014 1,996

Selling, general and administrative 10,024 11,359

Total operating costs and expenses 70,732   79,420

Operating income 17,977 22,049

Interest income (expense), net (4,436) (5,292)

Other income (expense), net 61 (505)

Income before income taxes 13,602   16,252

Income tax provision (5,550) (6,160)

Net income $8,052   $10,092

Basic earnings per share $0.30   $0.36

Diluted earnings per share $0.29   $0.35

Weighted average shares outstanding -- basic 26,834   27,961

Weighted average shares outstanding -- diluted 28,166   29,082

Reconciliation of Net Income to EBITDA for the trailing 12 months ended December 31, 2003:

EBITDA for the trailing 12 months ended December 31, 2003 of $92,029 is derived as follows: net income of $38,671, plus net interest expense of $16,133, income taxes of $24,060, and depreciation and amortization of $13,165.

HEADWATERS INCORPORATED

CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)

(thousands of dollars)

September 30, December 31,

Assets: 2003   2003

Current assets:

Cash and short-term investments $21,653 $56,232

Trade receivables, net 52,399 51,679

Inventories 7,827 9,217

Other 6,005   5,188

Total current assets 87,884 122,316

Property, plant and equipment, net 52,743 54,141

Intangible assets, net 112,414 110,735

Goodwill 112,131 112,131

Debt issue costs and other assets 8,103 6,044

Total assets $373,275 $405,367

Liabilities and Stockholders' Equity:

Current liabilities:

Accounts payable $17,177 $12,434

Accrued liabilities 29,056 24,882

Current portion of long-term debt 27,475 17,695

Total current liabilities 73,708   55,011

Long-term debt 104,044 54,960

Deferred income taxes 50,663 51,266

Other long-term liabilities 4,703 4,348

Total liabilities 233,118   165,585

Stockholders' equity:

Common stock - par value 28 33

Capital in excess of par value 130,936 220,375

Retained earnings 12,213 22,305

Other, primarily treasury stock (3,020)   (2,931)

Total stockholders' equity 140,157 239,782

Total liabilities and stockholders' equity $373,275   $405,367

The current ratio as of September 30, 2003 of 1.19 is derived by dividing total current assets of $87,884 by total current liabilities of $73,708. The current ratio as of December 31, 2003 of 2.22 is derived by dividing total current assets of $122,316 by total current liabilities of $55,011.

Outstanding long-term debt before unamortized debt discount is calculated as follows:

Current portion of long-term debt as shown above $27,475 $17,695

Long-term debt as shown above 104,044 54,960

Unamortized debt discount 3,404 2,144

Total

Indebtedness $134,923   $74,799